                                                       Deutsche Asset Management



                                                                     Mutual Fund
                                                                      Prospectus
                                                                January 31, 2000
                                                     As Revised October 13, 2000




International Equity
formerly a BT Mutual Fund




[Like shares of all mutual funds,
these securities have not been
approved or disapproved by the
Securities and Exchange Commission nor
has the Securities and Exchange
Commission passed upon the accuracy or                A Member of the
adequacy of this prospectus. Any                      Deutsche Bank Group [/]
representation to the contrary is a
criminal offense.]

Overview

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of International Equity


Goal: The Fund invests for long-term capital appreciation.
Core Strategy: The Fund invests primarily in the stocks and other equity securities of companies in developed countries outside the United States.


INVESTMENT POLICIES AND STRATEGIES
The Fund invests all of its assets in a master portfolio with the same investment goal as the Fund. The Fund, through the master portfolio, seeks to achieve that goal by investing primarily in companies in developed foreign countries. The Fund may also invest a portion of its assets in companies based in emerging markets. The companies are selected by an extensive tracking system plus the input of experts from various financial disciplines.

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

International Equity
Overview of International Equity


Goal.............................................................  1
Core Strategy....................................................  1
Investment Policies And Strategies...............................  1
Principal Risks Of Investing In The Fund.........................  3
Who Should Consider Investing In The Fund........................  3
Total Returns, After Fees And Expenses...........................  4
Annual Fund Operating Expenses...................................  6

A Detailed Look at International Equity

Objective........................................................  7
Strategy.........................................................  7
Principal Investments............................................  7
Investment Process...............................................  8
Risks............................................................  8
Management Of The Fund........................................... 11
Calculating The Fund's Share Price............................... 16
Performance Information.......................................... 16
Dividends And Distributions...................................... 16
Tax Considerations............................................... 16
Buying And Selling Fund Shares................................... 17
Financial Highlights............................................. 23

Overview of International Equity

PRINCIPAL RISKS OF INVESTING IN THE FUND
An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 .    Stocks that we have selected could perform poorly; or

 .    The stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or under perform alternative investments as a result of risks in the foreign countries in which the Fund invests:

 .    Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;
 .    Accounting and financial reporting standards differ from those in the U.S.
     and could convey incomplete information when compared to information typically provided by U.S. companies; or
 .    The currency of a country in which the Fund invests may decrease in value relative to the U.S. dollar, which could affect the value of the investment to U.S. investors.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the Fund if you are seeking long-term capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in U.S. securities alone. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in International Equity is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Overview of International Equity

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since the Fund began selling shares on August 4, 1992 (its inception date). The table compares the Fund's average annual return with the Morgan Stanley Capital International (MSCI) EAFE Index over the last one and five years, and since its inception. The Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stock--costs that are reflected in the Fund's results.

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The MSCI EAFE Index of major markets in Europe, Australia and the Far East is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Year-by-Year Returns
(each full calendar year since inception)

---------------------------
1993             37.38%
---------------------------
1994              4.11%
---------------------------
1995             16.10%
---------------------------
1996             21.32%
---------------------------
1997             17.37%
---------------------------
1998             20.82%
---------------------------
1999             32.22%
---------------------------

 Since inception, the Fund's highest return in any calendar quarter was 32.05% (fourth quarter 1999) and its lowest quarterly return was -16.58% (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.


PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999

--------------------------------------------------------------------------------------------------------
                                                                            Average Annual Returns/1/
                                          1 Year            5 Years            Since Inception
                                                                               (August 4, 1992)/2/
--------------------------------------------------------------------------------------------------------
 International Equity Fund                32.22%            21.44%                  19.25%
--------------------------------------------------------------------------------------------------------
 MSCI EAFE Index                          26.96%            12.83%                  13.84%
--------------------------------------------------------------------------------------------------------
 Lipper International Funds
 Average                                  40.81%            15.05%                  14.23%
--------------------------------------------------------------------------------------------------------

/1/ Unweighted average return, net of fees and expenses, of all mutual funds that invested primarily in stocks and other equity securities of companies outside the United States during the periods covered.
/2/ The MSCI EAFE Index and Lipper International Funds Average are calculated from July 31, 1992.

Overview of International Equity

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold shares of International Equity.

Expense Example. The example below illustrates the expenses you would have incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds./1/ Your actual costs may be higher or lower.

-----------------------------------------------------------------------------------------------
ANNUAL FEES AND EXPENSES
                                                                       Percentage of Average
                                                                          Daily Net Assets/1/
-----------------------------------------------------------------------------------------------
Management Fees                                                                     0.65%
-----------------------------------------------------------------------------------------------
Distribution an Service (12b-1) Fees                                                None
-----------------------------------------------------------------------------------------------
Other Expenses                                                                      1.01%
-----------------------------------------------------------------------------------------------
Total Fund Operating Expenses                                                       1.66%
-----------------------------------------------------------------------------------------------
Less: Fee Waivers or Expenses Reimbursements                                       (0.16%)/2/
-----------------------------------------------------------------------------------------------
Net Expenses                                                                        1.50%
-----------------------------------------------------------------------------------------------

------------------------------------------------------------
Expense Example/3/
       1 year          3 years     5 years      10 years
------------------------------------------------------------
        $153             $503        $882        $1,948
------------------------------------------------------------

_______________________________

/1/ Information on the annual operating expenses reflects the expenses of both the Fund and the International Equity Portfolio, the master portfolio into which International Equity invests all of its assets. (A further discussion of the relationship between the Fund and the master portfolio appears in the "Organizational Structure" section of this prospectus.)

/2/ The investment adviser and administrator have agreed, for the 16-month period from the Fund's fiscal year end of October 31, 1999, to waive their fees and reimburse expenses so that total expenses will not exceed 1.50%.

/3/ For the first 16 months, the expense example takes into account fee waivers and reimbursements.

A detailed look

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at International Equity

OBJECTIVE

The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 65% of its total assets in the stocks and other securities with equity characteristics of companies in developed countries outside the United States.

The Fund invests for capital appreciation, not income; any dividend or interest income is incidental to the pursuit of that goal. While we give priority to capital appreciation, we cannot offer any assurance of achieving this goal. The Fund's goal is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

The Fund invests for the long term. We employ a strategy of growth at a reasonable price. We seek to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, we consider factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company's market capitalization plus the value of its net debt. We further consider the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

PRINCIPAL INVESTMENTS

Almost all the companies in which the Fund invests are based in the developed foreign countries that make up the MSCI EAFE Index, plus Canada. The Fund may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if we believe that their return potential more than compensates for the extra risks associated with these markets. While we have invested in emerging markets in the past, under normal market conditions we do not consider this a central element of the Fund's strategy. Typically, we would not hold more than 15% of the Fund's net assets in emerging markets.

INVESTMENT PROCESS

Company research lies at the heart of our investment process, as it does with many stock mutual funds. We track several thousand companies to arrive at the approximately 100 stocks the Fund normally holds. But our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines--regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of our investment process.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We may invest up to 100% of the Fund's assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of long-term capital appreciation.

RISKS

Below we set forth some of the prominent risks associated with international investing, as well as investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. To minimize this risk, we monitor each of the stocks in the Fund according to three basic quantitative criteria. We subject a stock to intensive review if:

 .    its rate of price appreciation begins to trail that of its national stock index;

-------------------------------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency that the master portfolio sells and replaces the securities it holds within a given period. Historically, this Fund has had a low portfolio turnover rate.

A Detailed Look at International Equity

 .    the financial analysts who follow the stock, both within Bankers Trust and outside, cut their estimates of the stock's future earnings; or

 .    the stock's price approaches the downside target we set when we first bought the stock (and may since have modified to reflect changes in market and economic conditions).

In this review, we seek to learn if the deteriorating performance accurately reflects deteriorating prospects or if, in our view, it merely reflects investor overreaction to temporary circumstances.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons including:

 .    Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, we analyze countries and regions to try to anticipate these risks.

 .    Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the "numbers" themselves sometimes mean different things, we devote much of our research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

 .    Liquidity Risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small value transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

 .    Regulatory Risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

In an effort to reduce these foreign stock market risks, the Fund diversifies its investments, just as you may spread your investments among a range of securities so that a setback in one need not overwhelm your entire undermine the pursuit strategy. In this of way, a reversal in one market or stock need not undermine the pursuit of long-term capital appreciation.

Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the U.S. dollar amount of income or gain received on these securities. We seek to minimize this risk by actively mmanaging the currency exposure of the Fund.

Emerging Market Risk. To the extent that the Fund does invest in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the Fund carefully limits and balances its commitment to these markets.

Secondary Risks

Small Company Risk. Although the Fund generally invests in the shares of large, well-established companies, it may occasionally take advantage of exceptional opportunities presented by smaller companies. Such opportunities pose unique risks, which we take into account in considering an investment. Small company stocks tend to experience steeper price fluctuations--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity in small company investing--can also pose added risk. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we

--------------------------------------------------------------------------------
Currency management is used to offset investment risks ("hedging") and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will work and they could cause losses to the Fund.

A Detailed Look at International Equity

underestimate their price, you may not receive the full market value for your Fund shares when you sell.

Futures and Options Risk. Although not one of its principal investment strategies, the Fund may invest in futures contracts, options and options on futures contracts. These investments, when made, are for hedging purposes. If the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts, options and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

 .    Changes in the relative strength and value of the U.S. dollar or other major currencies

 .    Adverse effects on the business or other financial condition of European issuers that the Fund holds in its portfolio; and

 .    Unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank A.G., Deutsche Funds Management, Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all of the Fund's activities on their behalf.

Investment Adviser. Under the supervision of the Board of Trustees, Bankers Trust Company, with headquarters at 130 Liberty Street, New York, NY 10006, acts as the Fund's

--------------------------------------------------------------------------------
Futures contracts, options and options on futures contracts are used as a lowcost method of gaining exposure to a particular securities market without investing directly in those securities.

investment adviser. Bankers Trust is an indirect wholly-owned subsidiary of Deutsche Bank A.G. As investment adviser, Bankers Trust makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. The investment adviser received a fee of 0.65% of the Fund's average daily net assets for its services in the last fiscal year. The investment adviser reimbursed a portion of its fee during the period.

As of September 30, 1999, Bankers Trust had total assets under management of approximately $285 billion. Bankers Trust is dedicated to servicing the needs of corporations, governments, financial institutions, and private clients and has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. The scope of the firm's capability is broad: it is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.

At a special meeting of shareholders held in 1999, shareholders of the Fund approved a new investment advisory agreement with Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.). The new investment advisory agreement may be implemented within two years of the date of the special meeting upon approval of a majority of the members of the Board of Trustees who are not "interested persons," generally referred to as independent trustees. Shareholders of the Fund also approved a new sub-investment advisory agreement among the Trust, Deutsche Asset Management, Inc. and Bankers Trust under which Bankers Trust may perform certain of Deutsche Asset Management, Inc.'s responsibilities, at Deutsche Asset Management, Inc.'s expense, upon approval of the independent trustees, within two years of the date of the special meeting. Under the new investment advisory agreement and new sub-advisory agreement, the compensation paid and the services provided would be the same as those under the existing advisory agreement with Bankers Trust.

Deutsche Asset Management, Inc. is located at 885 Third Avenue, 32nd Floor, New York, New York 10022. The firm provides a full range of investment advisory services to institutional clients. It serves as investment adviser to 11 other investment companies and as sub-adviser to five other investment companies.

A Detailed Look at International Equity


Portfolio Managers. The following portfolio managers are responsible for the day-to-day management of the master portfolio's investments:

Michael Levy

 .    Co-Lead Portfolio Manager of the master portfolio since its inception.
 .    International equity strategist, overseeing the design and implementation of the firm's proprietary stock selection process.
 .    28 years of business experience, 18 of them as an investment professional.
 .    Degrees in mathematics and geophysics from the University of Michigan.

Robert Reiner

 .    Co-Lead Portfolio Manager of the master portfolio since its inception.
 .    Specializes in Japanese and European stock and market analysis.
 .    Served as a Senior Financial Analyst at Scudder, Stevens & Clark from 1993 to 1994.
 .    18 years of investment industry experience.
 .    Degrees from the University of Southern California and Harvard University.

Julie Wang

 .    Co-Portfolio Manager of the master portfolio since its inception.
 .    Focuses on the master portfolio's Asia-Pacific investments and its emerging markets exposure.
 .    Served as Investment Manager for American International Group's Southeast
     Asia portfolio from 1991 to 1994.
 .    11 years of investment management experience.
 .    BS in economics from Yale University, MBA from The Wharton School,
     University of Pennsylvania.

Other Services. Bankers Trust provides administrative services--such as portfolio accounting, legal services and others--for the Fund. In addition, Bankers Trust--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 .    keeping accurate, up-to-date records for your individual Fund account;
 .    implementing any changes you wish to make in your account information;
 .    processing your requests for cash dividends and distributions from the
     Fund;
 .    answering your questions on the Fund's investment performance or administration;
 .    sending proxy reports and updated prospectus information to you; and
 .    collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with Bankers Trust. Service agents may charge additional fees to investors only for those services not otherwise included in the Bankers Trust servicing agreement, such as cash management, or special trust or retirement-investment reporting.

Organizational Structure. The Fund is a "feeder fund" that invests all of its assets in a "master portfolio," the International Equity Portfolio. The Fund and its master portfolio have the same investment objective. The master portfolio is advised by Bankers Trust, an indirect wholly-owned subsidiary of Deutsche Bank A.G.

The master portfolio may accept investments from other feeder funds. The feeders bear the master portfolio's expenses in proportion to their assets. Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the master portfolio if they believe doing so is in the shareholder's best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

A Detailed Look at International Equity

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares outstanding. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Price changes in the securities the Fund owns may ultimately affect the price of Fund shares the next time the NAV is calculated.)

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. You can find the Fund's daily share price in the mutual fund listings of most major newspapers.

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions, if any, are paid annually. We automatically reinvest all dividends and any capital gains, unless you elect to receive your distributions in cash.

TAX CONSIDERATIONS

The Fund does not ordinarily pay income taxes. You and other shareholders pay taxes on the income or capital gains from the Fund's holdings. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid

--------------------------------------------------------------------------------
The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July 4th), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually create the following tax liability:

-------------------------------------------------------------------------
Transaction                                        Tax Status

-------------------------------------------------------------------------
Income dividends                                   Ordinary income
-------------------------------------------------------------------------
Short-term capital gains distributions             Ordinary income
-------------------------------------------------------------------------
Long-term capital gains distributions              Capital gains
-------------------------------------------------------------------------

Every year the Fund will send you information on the distributions for the previous year. In addition, if you sell your Fund shares you may have a capital gain or loss.

--------------------------------------------------------------------------------
Transaction                                         Tax Status
--------------------------------------------------------------------------------
Your sale of shares owned more than one year        Capital gains or losses
--------------------------------------------------------------------------------
Your sale of shares owned for one year or less      Ordinary income
--------------------------------------------------------------------------------
Long-term capital gains distributions               Gains treated as ordinary
                                                    income, losses subject to
                                                    special rules.
--------------------------------------------------------------------------------

The tax considerations for tax deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

BUYING AND SELLING FUND SHARES

Contacting the Mutual Fund Service Center of Deutsche Asset Management

By phone                 1-800-730-1313

By mail                  P.O. Box 219210
                         Kansas City, MO 64121-9210

By overnight mail        210 West 10th Street, 8th floor
                         Kansas City, MO 64105-1716

A Detailed Look at International Equity

Retirement Service Center

By phone                               1-800-677-7596

By mail                                P.O. Box 219210
                                       Kansas City, MO 64121-9210

By overnight mail                      210 West 10th Street, 8th floor
                                       Kansas City, MO 64105-1716

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.

Minimum Account Investments


Initial purchase:                                       Minimum amount:
  A standard account                                        $2,500
  A retirement account                                      $  500
  An automatic investment plan account                      $1,000
Subsequent purchase:
  A standard account                                        $  250
  A retirement account                                      $  100
  An automatic investment plan account                      $  100
Account balance:
  Non-retirement account                                    $1,000
  Retirement account                                         None


The Fund and its service providers reserve the right to, from time to time in their discretion, waive or reduce the investment minimums.

How to Open Your Fund Account

By mail Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the Service Center.) Mail the completed application along with a check payable to International Equity--463.

By wire                   Call the Service Center to set up a wire account.


Please note that your account cannot become activated until we receive a completed application via mail or fax.

If this is your first investment through a tax-sheltered retirement plan, such as an IRA, you will need a special application form. This form is available from your service agent, or by calling the Retirement Service Center at 1-800-677-7596.

Two Ways to Buy and Sell Shares in Your Account

MAIL:

Buying: Send your check, payable to the Fund you have selected, to the Service Center. The addresses are shown under "Contacting the Mutual Fund Service Center of Deutsche Asset Management." Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management (Mutual Funds)" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $1,000 invested in your account to keep it open. Unless exchanging into another Deutsche Asset Management mutual fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.


Routing No:                    021001033
Attn:                          Deutsche Asset Management/ Mutual Funds
DDA No:                        00-226-296
FBO:                           (Account name)
                               (Account number)
Credit:                        International Equity--463

Refer to your account statement for the account name and number.

A Detailed Look at International Equity

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Important Information about Buying and Selling Shares

 .    You may buy and sell shares of a fund through authorized service agents as well as directly from us. The same terms and conditions apply. Specifically, once you place your order with a service agent, it is considered received by the Service Center. It is then your service agent's responsibility to transmit the order to the Service Center by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the fund. Your service agent may charge a fee for buying and selling shares for you.

 .    You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

 .    After we or your service agent receives your order, we buy or sell you shares at the next price calculated on a day the New York Stock Exchange is open for business.

 .    We accept payment for shares only in U.S. dollars by check, bank or Federal
     Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept starter checks or third-party checks.

 .    The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

 .    We process all sales orders free of charge.

 .    Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

 .    You can exchange all or part of your shares for shares in another Deutsche
     Asset Management mutual fund up to four times a year (from the date of the first exchange). When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so.

          Please note the following conditions:

          . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

          . You may make the exchange by phone, letter or wire, if your account has the exchange by phone feature.

          . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

          . You will receive a written confirmation of each transaction from the Service Center or your service agent.

 .    We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

 .    We remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large it is made "in-kind").

 .    We do not issue share certificates.

 .    Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

 .    During periods of heavy market activity, you may have trouble reaching the
     Service Center by telephone. If this occurs, you should make your request by mail.

 .    We reserve the right to reject purchases of Fund shares (including exchanges) for any reason. We will reject purchases if we conclude that the purchaser may be investing only for the short-term or for the purpose of profiting from day to day fluctuations in the Fund's share price.

 .    We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.

A Detailed Look at International Equity

Special Shareholder Services

To help make investing with us as easy as possible, and to help you build your investment, we offer the following special services. You can obtain further information about these programs by calling the Service Center at 1-800-730-1313.

 .    Regular Investments: You can make regular investments of $100 or more automatically from your checking account bi-weekly, monthly, quarterly, or semi-annually.

 .    Regular Withdrawals: You can arrange regular monthly, quarterly, semi-
     annual and annual sales of shares in your account. The minimum transaction is $100, and the account must have a balance of at least $10,000 to qualify.

 .    Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive monthly statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.

     A Detailed Look at International Equity

     The table below provides a picture of the Fund's financial performance for the past five years. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.


------------------------------------------------------------------------------------------------------------------------------------
Financial Highlights
                                                                                                        For the period
                                        For the period                                                 January 1, 1995  For the year
                                       October 1, 1999            For the year ended September 30,         through         ended
                                        to October 31,                                                   September 30,  December 31,
                                            1999/1/          1999       1998           1997     1996        1995/2/         1994
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net Asset Value, Beginning of
Period                                  $    24.22      $    20.68   $    22.13    $  16.77   $  15.47       $ 13.37       $ 13.18
------------------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
Net Investment (Expenses in
Excess of) Income                            (0.02)           0.04         0.02        0.09       0.18          0.14          0.10
------------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain
(Loss) on Investment, Option,
Foreign Currency, Forward
Foreign Currency and Foreign
Futures Contracts                             1.13            3.56        (0.87)       5.63       1.80          1.97          0.44
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations              1.11            3.60        (0.85)       5.72       1.98          2.11          0.54
====================================================================================================================================

Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                            -           (0.06)       (0.01)      (0.16)     (0.31)            -         (0.09)
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized Gains                               -               -        (0.59)      (0.20)     (0.37)        (0.01)        (0.26)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              -           (0.06)       (0.60)      (0.36)     (0.68)        (0.01)        (0.35)
====================================================================================================================================
Net Asset Value, End of Period          $    25.33      $    24.22   $    20.68    $  22.13   $  16.77       $ 15.47       $ 13.37
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Return                       4.63%          17.35%       (3.73%)     34.76%     13.42%        15.82%         4.12%
====================================================================================================================================
Supplemental Data and Ratios:
Net Assets, End of Period (000s
omitted)                                $1,913,667      $1,851,230   $1,251,580    $525,520   $161,692       $82,807       $56,020
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:                                                                                                 0.84%
Net Investment (Expenses in
Excess of) Income                            (0.93)%/3/       0.19%        0.61%       0.53%      0.91%         1.55%/3/      1.50%
------------------------------------------------------------------------------------------------------------------------------------
Expenses, Including Expenses of
the International Equity Portfolio            1.50%/3/        1.50%        1.50%       1.50%      1.50%         1.50%/3/      0.37%
------------------------------------------------------------------------------------------------------------------------------------
Decrease Reflected in Above
Expense Ratio Due to Fees
Waived/Expenses Reimbursed
by Bankers Trust                              0.20%/3/        0.16%        0.20%       0.18%      0.26%         0.33%/3/
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate/4/                       5%            106%          65%         63%        68%           21%           15%
------------------------------------------------------------------------------------------------------------------------------------

     __________________________

     /1/ On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.

     /2/ August 2, 1995, the Board of Trustees approved the change of the fiscal year end from December 31 to September 30.

     /3/  Annualized.

     /4/ The portfolio turnover rate is the rate for the master portfolio into which the Fund invests all of its assets.

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about each Fund in the current Statement of Additional Information, dated January 31, 2000, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to us at:

                         Service Center
                         P.O. Box 219210
                         Kansas City, MO 64121-9210
or call our toll-free number: 1-800-730-1313

You can find reports and other information about the Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202-942-8090.

International Equity
BT Investment Funds


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Two Portland Square                              463PRO (10/00)
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